FIG Partners
6th Annual CEO Forum

Daniel P. Myers

President

Chief Executive Officer

September 21, 2010

Thomas A. Sa

Executive Vice President

Chief Financial Officer and Chief Strategy Officer

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Forward Looking Statements

      Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements.  These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6)
changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities.  The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-
K and 10-Q on file with the SEC.

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Bridge Bank Franchise

Funding-driven approach to building the business

Experienced board and management

Disciplined execution of our business plan

No subprime, GSE, CDO, SIV exposure

Reduced exposure to construction and land

Full range of corporate banking products delivered through
experienced advisors

Unique & effective use of banking technology

Attractive Silicon Valley market and other expansion
opportunities

Ranked No. 1 for largest non-real estate C&I portfolio1

1 American Banker Magazine, American Bankers Association, Published April 19, 2010; Independent banks with less than $1 billion of assets.

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Effective Value Proposition

SIMPLIFIED
customer
experience.

SOPHISTICATED
business banking.

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% Deposits

Santa Clara,

San Mateo,

Alameda

Counties

Significant Market Opportunity

Silicon Valley Region Deposits:

$107.0b

Adjusted to reflect roll-ups of WAMU to Chase, Wachovia to WFB, UCBH to East West and Merrill to BofA

Source: FDIC; as of June 30, 2009

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The Environment

SIGNS OF STABILITY:

Residential Real Estate

Technology Sector

AREAS OF CONCERN:

Unemployment

Commercial Real Estate

Venture Capital Funding Levels

Government

Deleveraging

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Average Total Assets ($M)

Growth in a Tough Environment

Core deposit driven

Purely organic growth

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Focus on Core Funding Sources

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$ millions

(EOP)

Deposit Mix

92% core deposits

9% increase in core

            operating accounts

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Diversification of Lending Activity

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Loan Mix as of 6/30/10

57%

non-real estate

$596 Million

@ 6-30-10

Peer Average*

Non-Real Estate % of Total Loans – 20%*

*US Public Banks $500M-$1.5B TA; SNL as of June 30, 2010

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Loan Portfolio Breakdown

BBNK RE = 43% (57% Non-RE)

Peer*  RE = 80% (20% Non-RE)

*US Public Banks $500M-$1.5B TA; SNL as of June 30, 2010

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Ranked #1 for Largest C&I Portfolio

(Non-Real Estate)

Source:  American Banker magazine, American Bankers Association, Independent banks with less than $1 billion of assets.

%

Construction

Land

% of Regulatory Capital

Regulatory
Guidance
Threshold

100%

Construction & Land Outstanding as a % of
Regulatory Capital

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Const & Land Breakdown (8%)

Total Loan Portfolio

Construction

(% of Total Loans)

(6%)

Land

(% of Total Loans)

     (2%)

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All percentages stated as percent of total loan portfolio

Const Reduced 70%*

Land Reduced 84%*

* = Amount of Commitments Reduced from June 30, 2008 to June 30, 2010

%

Land

Other CRE

Regulatory
Guidance
Threshold

300%

Total CRE Outstanding as a % of
Regulatory Capital

Construction

% of Regulatory Capital

CRE Breakdown (20%)

42% = Owner Occupied (clients)

58% = Investor (clients)

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                                Current                @ origination

LTV  =       56%*          54%**

DSC =       1.23x*        1.46x**

CAP =       7.2%*         6.7**

= LTV, DSR, CAP = CRE portfolio weighted averages for Q2 2010

** = LTV, DSR, CAP = CRE portfolio weighted averages at loan origination

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High Quality Business

Peer*

Average

3.82%

= *US Public Banks $500M-$1.5B TA; SNL as of June 30, 2010

Net Interest Margin

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Credit Quality Trends

PEER* (ALLL/Loans)

Reserves Remain High While

Credit Losses Moderate

* = SNL Data: US Public Banks Total Assets $0.5B to $1.5M as of June 30, 2010

2.00%

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2009 Summary

Operating profit of $1.4 million

4% Growth of total assets

Improved credit quality

NPAs declined to 2.79% from 3.55%

Significant reductions of exposure to land & construction

NCO & loss provisioning down significantly from 2008

+300 New business clients

Improved mix of core deposits – 47% DDA

Maintained NIM at 4.6%

Signs of Improving loan demand

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2010 Summary YTD

Operating profit of $1.1 million

Continued strong growth in core deposits

Improving credit quality

NCOs declined to 0.55% (1.1% Annualized)

NPAs stable

Growth of 9% in number of new DDAs

NIM expanded to 5.02% from 4.64% @ 12-31-09

Improving loan demand

$206 million in new credit commitments

Conversion of CCBF Preferred to Common

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Net Income & EPS

$1.27

$1.57

($000, except per diluted share amounts)

$0.85

$0.46

$0.24

EPS

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

($1.15)

($0.42)

Preferred
Dividends

($0.03)

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Potential Tailwinds Ahead…

Utilization rates on LOC at low ebb

Have continued to add new commitments

Utilization currently in the range of 30-35%

As economy improves rate could move above 50%

Natural asset-sensitivity

Positioned for rising rate environment

Ready funding source for increased loan demand

Lower levels of credit stress

Potential significant recoveries

Normalizing of workout costs

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Investment Summary

Improving fundamentals provide strong foundation for
increasing profitability

Growing core deposit franchise

Increasing loan demand

Improved operating leverage

Expanding net interest margin

Improving credit quality with minimal exposure to CRE

Strong capital position provides opportunity to pursue
attractive growth opportunities in our markets

Increasing presence in market with attractive long-
term growth potential

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Thank You / Q & A